INVESCO Short-Term Bond Fund
                           Supplement to Prospectus
                            dated December 29, 1995

The section of the Fund's Prospectus entitled "Essential Information - Risks" is amended to read as follows:

          Risks. The Fund uses a moderate investment strategy, focusing on shorter- term obligations which fluctuate less in value than long-term bonds, but may hold securities rated below investment grade. The Fund's investments are subject to credit risk and market risk, both of which are increased by investing in lower rated securities. The Fund will not provide the same stability of principal as money market funds. See "Investment Policies and Risks."

Additionally,   the  section  of  the  Fund's  Prospectus   entitled  "Essential
Information -- Organization and Management" is amended to (1) delete the second paragraph and 92) substitute the following new paragraph in its place:

          The Fund's investments are selected by two INVESCO portfolio managers:
     INVESCO Senior Vice President Donovan J. (Jerry) Paul and INVESCO Vice President Richard R. Hinderlie. Mr. Paul holds a M.B.A. from the University of Northern Iowa and a B.B.A. from the University of Iowa; he is both a Chartered Financial Analyst and a Certified Public Accountant. Mr. Hinderlie earned his M.B.A. from Arizona State University and his B.A. from Pacific Lutheran University.

Additionally,   the  section  of  the  Fund's  Prospectus  entitled  "Investment
Objective and Strategy" is amended to (1) delete the second paragraph and (2) substitute the following new paragraph in its place:

            The Fund normally invests at least 65% of its total assets in bonds and debentures. The Fund may invest in all types of variable and fixed rate corporate, government and government agency debt securities. The government and government agency securities in which the Fund invests may or may not be backed by the full faith and credit of the United States.

Additionally, the section of the Fund's Prospectus entitled "Investment Policies and Risks" is amended to (1) delete the third paragraph and (2) substitute the following new paragraph in its place:

          The lower a bond's quality, the more it is subject to credit risk and market risk and the more speculative it becomes; this is also true of most unrated securities. Therefore, the Fund does not invest in obligations it believes to be highly speculative. Corporate bonds rated investment grade (AAA, AA, A or BBB by S&P, Fitch or D&P or Aaa, Aa, A or Baa by Moody's) enjoy strong to adequate capacity to pay principal and interest. No more



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     than 15% of the Fund's  total  assets may be invested in issues rated below investment grade quality (commonly called "junk bonds," and rated BB or below by S&P, Fitch or D&P or Ba or below by Moody's); these include issues which are of poorer quality and may have some speculative characteristics, according to the ratings services. Never, under any circumstances, does the Fund invest in bonds rated below B. Although bonds rated B currently have the capacity to meet interest and principal payments, adverse business, financial or economic conditions likely will impair this capacity. In addition, the Fund may invest in corporate short-term notes rated at least A-1 by S&P, Prime-1 by Moody;s, F-1 by Fitch or Duff 1 by D&P, and municipal short-term notes rated at least SP-1 by S&P, MIG-1 by Moody's, F-1 by Fitch or Duff 1 by D&P (the highest rating categories for such notes). Overall, these securities enjoy strong to adequate capacity to pay principal and interest. While Fund Management continuously monitors all of the corporate bonds in the Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required  for  purchase  of  the  security.  For  more  information  on the
     foregoing  bond  rating   categories,   see  the  Statement  of  Additional
     Information.

In addition, the section of the Fund's Prospectus entitled "The Fund and Its Management" is amended to (1) delete the third paragraph and add the following paragraphs in its place:

            The following managers share responsibility for the day-to-day management of the Fund's holdings:

            Donovan J. (Jerry) Paul has served as co-portfolio manager for the Fund since 1996. He is also the portfolio manager of the INVESCO High Yield Fund, INVESCO Select Income Fund, and INVESCO VIF-High Yield Portfolio, as well as co-portfolio manager of INVESCO Industrial Income Fund, INVESCO VIF-Industrial Income Portfolio and INVESCO Balanced Fund. A senior vice president of INVESCO Trust since 1994, he entered the investment management industry in 1976. Mr. Paul's recent career includes these highlights: From 1989 to 1992, he served as senior vice president and director of fixed-income research, and from 1987 to 1992, as portfolio manager, with Stein, Roe & Farnham, Inc. From 1993 to 1994, he was president of Quixote Investment Management, Inc. Mr. Paul received a B.B.A. from the University of Iowa and a M.B.A. from the University of Northern Iowa. He is a Chartered Financial Analyst and a Certified Public Accountant.

          Richard R. Hinderlie has served as co-portfolio manager for the Fund since 1996 and portfolio manager for the Fund from 1994 to 1996. He also manages INVESCO U.S. Government Money Fund, INVESCO Cash Reserves Fund and


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     INVESCO U.S.  Government  Securities  Fund.  Mr.  Hinderlie has been a vice president of INVESCO Trust since 1996 and a portfolio manager since 1993. Before joining INVESCO Trust, he was a securities analyst with Bank Western from 1987 to 1993. He earned a M.B.A. from Arizona State University and a B.A. from Pacific Lutheran University.

The date of this Supplement is February 29, 1996.


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                          INVESCO INCOME FUNDS, INC.

               Supplement to Statement of Additional Information
                            dated December 29, 1995


The first paragraph in the section of the above Statement of Additional Information entitled "Investment Policies and Restrictions" is amended to read as follows:

            As discussed in their respective Prospectuses in the sections entitled "Investment Objective and Strategy" and "Investment Policies and Risks," the INVESCO Select Income Fund and the INVESCO High Yield Fund may invest in bonds and other debt securities. Such securities include corporate bonds and debentures (including convertible issues), equipment trust certificates and promissory notes, and, where the yields are competitive with those of corporate debt securities, obligations issued or guaranteed by the U.S. government or its agencies, and obligations of any state, municipality or political subdivision thereof. Generally, corporate bonds and equipment trust certificates are secured obligations, whereas debentures and notes are unsecured. In addition, the INVESCO High Yield Fund may invest in preferred stock. Preferred stock generally entitled holders thereof to certain preferences in payment of dividends and assets in priority to holders to common stock. As discussed in its prospectus, the INVESCO Short-Term Bond Fund may invest in debt securities of all types in any proportion, and may invest up to 15% of its total assets in issues rated below investment grade quality. For a specific description of each corporate bond rating category in which the INVESCO Short-Term Bond Fund may invest, please refer to the Appendix.

Additionally, the following appendix is hereby added to the Statement of Additional Information:

      Appendix

      BOND RATINGS

            The following is a description of Standard & Poor's ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories applicable to the securities in which the INVESCO Short-Term Bond Fund may invest:

      Moody's Investors Service, Inc. Corporate Bond Ratings

          Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various


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     protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

            A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

      Standard & Poor's Ratings Group Corporate Bond Ratings

            AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

            AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

            A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

            BB - Bonds  rated BB have less  near-term  vulnerability  to default than other speculative issues. However, they fact major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

            B - Bonds rated B have greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The date of this Supplement is February 29, 1996.